UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

Frontier Communications Parent, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-11001	86-2359749
(Commission File Number)	(IRS Employer Identification No.)
1919 McKinney Avenue, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(972) 445-0042
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FYBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously announced, on September 4, 2024, Frontier Communications Parent, Inc. (“Frontier” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Verizon Communications Inc., a Delaware corporation (“Parent”), and France Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent. On October 25, 2024, Frontier made available an investor presentation regarding the transactions contemplated by the Merger Agreement (the “Investor Presentation”) recommending stockholders vote FOR the merger proposal at the Company’s Special Meeting of Stockholders on November 13, 2024. A copy of the Investor Presentation is attached hereto as Exhibit 99.1.

On October 25, 2024, Frontier issued a press release announcing publication of the Investor Presentation. A copy of the press release is attached hereto as Exhibit 99.2. Exhibit 99.1 and Exhibit 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Investor Presentation made available by Frontier Communications Parent, Inc. on October 25, 2024
99.2	Press Release, dated as of October 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Frontier by Parent. In connection with the proposed transaction, on October 7, 2024, Frontier filed a definitive proxy statement with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING FRONTIER’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge either from the SEC’s website at www.sec.gov or from Frontier’s Investor Relations webpage at www.investor.frontier.com or by contacting Frontier’s Investor Relations by e-mail at ir@ftr.com.

Forward-Looking Statements

This communication contains “forward-looking statements” pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements address our expectations or beliefs concerning future events, including, without limitation, statements that relate to the proposed transaction. These statements are made on the basis of management’s views and assumptions, as of the time the statements are made, regarding future events and performance and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain.

A wide range of factors could materially affect future developments and performance, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed transaction by Frontier’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for Frontier will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Frontier to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on Frontier’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Frontier’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the proposed transaction; (ix) the risk that Frontier’s stock price may decline significantly if the merger is not consummated; (x) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (xi) (A) the risk factors described in Part I, Item 1A of Risk Factors in Frontier’s most recent Annual Report on Form 10-K for the year ended December 31, 2023 and (B) the other risk factors identified from time to time in Frontier’s other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

This list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company does not intend, nor does it undertake any duty, to update any forward-looking statements.

Participants in the Solicitation

Frontier and Frontier’s directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of Frontier in connection with the proposed transactions. Information about Frontier’s directors and executive officers is set forth in the Frontier Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2024. To the extent holdings of Frontier’s securities by its directors or executives officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: John Harrobin on May 7, 2024; William McGloin on May 7, 2024 and June 21, 2024; Scott C. Beasley on May 7, 2024; Mark D. Nielsen on May 7, 2024; John G. Stratton on May 7, 2024; Veronica Bloodworth on May 7, 2024; Alan Gardner on May 7, 2024; Maryann Turcke on May 30, 2024; Kevin L. Beebe on May 30, 2024; George Haywood Young III on May 30, 2024; Pamela L. Coe on May 30, 2024; Lisa Chang on May 30, 2024; Stephen Charles Pusey on May 30, 2024; Pratabkumar Vemana on May 30, 2024; and Margaret Mary Smyth on May 30, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is included in Frontier’s definitive proxy statement relating to the proposed transactions, which was filed with the SEC on October 7, 2024. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or Frontier’s website at investor.frontier.com.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS PARENT, INC.

By:	/s/ Mark Nielsen
Name:	Mark Nielsen
Title:	Executive Vice President, Chief Legal & Regulatory Officer

Date: October 25, 2024